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                                                                   EXHIBIT 23.03

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Salem Communications Holding Corporation on Form S-4 of our report, dated October 31, 2000, on the consolidated financial statements of Sunburst Dallas, LP for the year ended June 30, 2000, included in the Current Report on Form 8-K/A of Salem Communications Corporation dated November 7, 2000.

                                          /s/ DELOITTE & TOUCHE LLP

September 5, 2001